Exhibit 10.14

FIRST AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT

This First Amendment to Amended and Restated Employment Agreement (this “Amendment”) is made and entered into, effective as of January 23, 2018 (the “Effective Date”), by and among Aveanna Healthcare LLC f/k/a BCPE Eagle Buyer LLC, a Delaware limited liability company (“Aveanna Healthcare”), Pediatric Services of America, Inc., a Georgia corporation (the “Company”), and Jeffrey Shaner (“Executive”).

RECITALS:

A.	Aveanna Healthcare, the Company and Employee are parties to that certain Amended and Restated Employment Agreement dated as of March 15, 2017 (the “Employment Agreement”).

B.	Aveanna Healthcare, the Company and Employee desire to amend the Employment Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, the parties, intending to be legally bound, hereby expressly agree as follows:

1.	Amendment. Section 4(a)(i) in the Employment Agreement is hereby amended by replacing each reference to “$160 million” with “$140 million”.

2.	Miscellaneous.

(a)    This Amendment may be executed in counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument. Any executed copy of this Amendment sent by facsimile or electronic mail (with a pdf attachment) or executed electronically shall be treated the same as an original signature copy.

(b)    Except as modified herein, the Employment Agreement is hereby ratified and shall remain in full force and effect. The Employment Agreement and this Amendment constitute the entire agreement between the parties with respect to the matters set forth herein.

(c)    This Amendment shall be effective as of the Effective Date.

(d)    Unless the context requires otherwise, the term “Agreement” or “Employment Agreement” in the Employment Agreement or in this Amendment shall refer to the Employment Agreement, as amended and modified by this Amendment.

[Signatures on Following Page]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Amended and Restated Employment Agreement to be duly executed and delivered as of the day and year first above written.

PEDIATRIC SERVICES OF AMERICA, INC.

By:	/s/ Rodney D. Windley
Name:	Rodney D. Windley
Title:	Executive Chairman

AVEANNA HEALTHCARE LLC

By:	/s/ Rodney D. Windley
Name:	Rodney D. Windley
Title:	Executive Chairman

EXECUTIVE

/s/ Jeffrey Shaner
Jeffrey Shaner

Signature Page to First Amendment to Amended and Restated Employment Agreement